SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): NOVEMBER 19, 1997




                             CHARTER FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)




    DELAWARE                    0-27304                        37-1345386
 (State or other         (Commission File Number)             (IRS Employer
  jurisdiction                                                Identification
 of incorporation)                                                     No.)



114 WEST BROADWAY, SPARTA, ILLINOIS                                 62286-1683
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (618) 443-2166

                                       N/A
         (Former name or former address, if changed since last report.)


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         Forward-Looking Statements

         Statements contained in Exhibit 99 that are not historical facts may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Further, such statements are subject to important factors that could cause actual results to differ materially from those in Exhibit 99, including the following: regional and national economic conditions; changes in levels of market interest rates; credit risks of real estate, consumer and other lending activities; regulatory factors (including regulatory approval of the acquisition); and the ability to achieve synergies in the acquisition.

Item 5.  Other Events.

         On November 20, 1997, Charter Financial, Inc., a Delaware corporation (the "Company") and Magna Group, Inc., a Delaware corporation ("Magna"), issued a joint press release announcing the execution of an Agreement and Plan of Merger dated as of November 19, 1997 by and between Magna and the Company (the "Merger Agreement"). The Merger Agreement provides for the merger of the Company with and into a wholly-owned subsidiary of Magna to be organized under the laws of the State of Delaware ("Merger Sub"), with Merger Sub as the surviving corporation (the "Merger").

         Under the Merger Agreement, each share of the common stock, par value $.10 per share, of the Company ("Company Common Stock") issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 0.5751 of a share of the common stock, par value $2.00 per share, of Magna ("Magna Common Stock") and associated preferred share purchase rights, as subject to possible adjustments.

         The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

         Consummation of the Merger is subject to various conditions, including:
(1) receipt of approval by the stockholders of the Company; (2) the shares of Magna Common Stock to be issued to the Company stockholders upon consummation of the Merger having been authorized for listing on the New York Stock Exchange;
(3) receipt of requisite regulatory approvals; (4) the registration statement having been declared effective by the Securities and Exchange Commission; (5) receipt by each of the Company and Magna of an opinion of counsel substantially to the effect that the Merger will be treated as a tax-free reorganization; (6) satisfaction of certain other conditions.

         The Merger Agreement and the press release issued on November 20, 1997 announcing the Merger are filed as exhibits hereto and are incorporated by reference herein. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such exhibits.

                                       2

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Item 7.  Financial Statements and Exhibits


         (c) Exhibits


         2 Agreement and Plan of Merger, dated as of November 19, 1997, by and between Magna Group, Inc. and Charter Financial, Inc.


         99       Joint Press Release, dated November 20, 1997.

                                       3

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CHARTER FINANCIAL, INC.



Date: November 25, 1997             By: /s/ JOHN A. BECKER
                                        ------------------
                                        John A. Becker
                                        Chairman, President and Chief
                                        Executive Officer


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                             CHARTER FINANCIAL, INC.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION

2 Agreement and Plan of Merger, dated as of November 19, 1997, by and between Magna Group, Inc. and Charter Financial, Inc.


99                Joint Press Release, dated November 20, 1997.